UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen New York AMT-Free Quality Municipal Income Fund

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Email Templates

Subject:	Action Required: Important Notice Impacting Your Investment in Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Hello,

At the upcoming annual meeting for the Nuveen New York AMT-Free Quality Municipal Income Fund (NRK), an activist investor has proposed material changes to the fund. The activist is attempting to fire Nuveen as the manager of the fund’s municipal bond strategy and oust the fund’s qualified trustees in order to install their own hand-picked nominees. These actions could disrupt the fund’s ability to deliver the consistent double, and in some cases, triple tax-exempt income your clients depend on. Your clients have an allocation to NRK and we wanted to ensure you are aware of the importance of this upcoming annual meeting which requires your vote by August 15, 2024 . We are asking that you reach out to your clients who hold NRK and encourage them to vote on these important matters that could have an immediate impact on their investments.

The Fund’s Board unanimously recommends voting on the white proxy card as follows:

1.	Vote For/Support re-election of Board’s nominees

2.	Vote Against/Reject the proposal to terminate the Fund’s investment advisory agreement with Nuveen

Do not sign or return any card sent to you by Karpus, an activist investor in the fund, even to vote “against” or to “withhold” with respect to its proposals.

Letters that are being sent to your clients that are invested in NRK can be found here.

Your clients will be receiving proxies from both Nuveen and Karpus Investment Management. If you have any questions on how to submit your vote, please don’t hesitate to call me directly or your advisor consultant team at 800-752-8700 and we are happy to walk you through your options and elaborate on the updates shared in this email. You may also call Georgeson, LLC, the Fund’s proxy solicitor, at 866-679-3234 for further questions on the voting process and the proposal.

Thank you,

Nuveen

FOR FINANCIAL PROFESSIONAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION AND NOT FOR USE BY RETAIL INVESTORS.

The views and opinions expressed are for informational and educational purposes only as of the date of production and may change at any time based on market or other conditions and may not come to pass. The comments and statements made are based solely upon the opinions of Nuveen and the data available at the time of publication, which may change without notice. There is no assurance that any predicted results will actually occur.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial professional.

Closed-end fund shares are subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. At any point in time, your common shares may be worth less than you paid, even after considering the reinvestment of fund distributions. Closed-end fund historical distribution sources have included net investment income, realized gains, and return of capital.

Nuveen Securities, LLC., member FINRA and SIPC.

Nuveen | nuveen.com | 730 Third Avenue, New York, NY 10017

EET-3641707CF-E0624X

*   *   *

Subject:	Action Required: Important Notice Impacting Your Investment in Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Hello,

At the upcoming annual meeting for the Nuveen New York AMT-Free Quality Municipal Income Fund (NRK), an activist investor has proposed material changes to the fund. The activist is attempting to fire Nuveen as the manager of the fund’s municipal bond strategy and oust the fund’s qualified trustees in order to install their own hand-picked nominees. These actions could disrupt the fund’s ability to deliver the consistent double, and in some cases, triple tax-exempt income your clients depend on. Your branch has an allocation to NRK and we wanted to ensure the advisors at your branch are aware of the importance of this upcoming annual meeting which requires a vote by August 15, 2024 . We are asking that you reach out to advisors who hold NRK at your branch and encourage them and their clients to vote on these important matters that could have an immediate impact on their investments. If you are able to share names of any advisors that would like to have a conversation about this proposal, we would welcome the opportunity to reach out to them directly on this important matter.

The Fund’s Board unanimously recommends voting on the white proxy card as follows:

1.	Vote For/Support re-election of Board’s nominees

2.	Vote Against/Reject the proposal to terminate the Fund’s investment advisory agreement with Nuveen

Do not sign or return any card sent to you by Karpus, an activist investor in the fund, even to vote “against” or to “withhold” with respect to its proposals.

Letters that are being sent to your clients that are invested in NRK can be found here.

Your clients will be receiving proxies from both Nuveen and Karpus Investment Management. If you have any questions on how to submit your vote, please don’t hesitate to call me directly or your advisor consultant team at 800-752-8700 and we are happy to walk you through your options and elaborate on the updates shared in this email. You may also call Georgeson, LLC, the Fund’s proxy solicitor, at 866-679-3234 for further questions on the voting process and the proposal.

Thank you,

Nuveen

FOR FINANCIAL PROFESSIONAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION AND NOT FOR USE BY RETAIL INVESTORS.

The views and opinions expressed are for informational and educational purposes only as of the date of production and may change at any time based on market or other conditions and may not come to pass. The comments and statements made are based solely upon the opinions of Nuveen and the data available at the time of publication, which may change without notice. There is no assurance that any predicted results will actually occur.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial professional.

Closed-end fund shares are subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. At any point in time, your common shares may be worth less than you paid, even after considering the reinvestment of fund distributions. Closed-end fund historical distribution sources have included net investment income, realized gains, and return of capital.

Nuveen Securities, LLC., member FINRA and SIPC.

Nuveen | nuveen.com | 730 Third Avenue, New York, NY 10017

EET-3641707CF-E0624X

*   *   *

Subject:	Update Regarding Your Investment in Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Hello,

I have an important update regarding your investment in NRK. An activist investor is trying to disrupt management of the fund and appoint trustees to the fund’s board. Please give me a call to further discuss.

Thank you,

Nuveen

FOR FINANCIAL PROFESSIONAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION AND NOT FOR USE BY RETAIL INVESTORS.

The views and opinions expressed are for informational and educational purposes only as of the date of production and may change at any time based on market or other conditions and may not come to pass. The comments and statements made are based solely upon the opinions of Nuveen and the data available at the time of publication, which may change without notice. There is no assurance that any predicted results will actually occur.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial professional.

Closed-end fund shares are subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. At any point in time, your common shares may be worth less than you paid, even after considering the reinvestment of fund distributions. Closed-end fund historical distribution sources have included net investment income, realized gains, and return of capital.

Nuveen Securities, LLC., member FINRA and SIPC.

Nuveen | nuveen.com | 730 Third Avenue, New York, NY 10017

EET-3641825CF-E0624X

*   *   *

Subject:	Update Regarding Your Investment in Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Hello,

I have an important update regarding an investment, NRK, which is held at your branch. An activist investor is trying to disrupt management of the fund and appoint trustees to the fund’s board. Please give me a call to further discuss.

Thank you,

Nuveen

FOR FINANCIAL PROFESSIONAL USE ONLY. NOT FOR PUBLIC DISTRIBUTION AND NOT FOR USE BY RETAIL INVESTORS.

The views and opinions expressed are for informational and educational purposes only as of the date of production and may change at any time based on market or other conditions and may not come to pass. The comments and statements made are based solely upon the opinions of Nuveen and the data available at the time of publication, which may change without notice. There is no assurance that any predicted results will actually occur.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial professional.

Closed-end fund shares are subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. At any point in time, your common shares may be worth less than you paid, even after considering the reinvestment of fund distributions. Closed-end fund historical distribution sources have included net investment income, realized gains, and return of capital.

Nuveen Securities, LLC., member FINRA and SIPC.

Nuveen | nuveen.com | 730 Third Avenue, New York, NY 10017

EET-3641825CF-E0624X

Phone Scripts

Hi, this is [name] from Nuveen. I’m calling because your branch was identified as having a large allocation to the Nuveen New York AMT-Free Quality Municipal Income Fund (NRK). An activist investor is trying to fire Nuveen as the manager of the fund’s municipal bond strategy. I want to discuss the pending proxy for NRK and work with you to encourage advisors at your branch to vote in a way that’s consistent with the needs of their clients. I will send you an email with some more details and please share names of any advisors that would like to have a conversation. Thank you.

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Hi [Branch Manger] our records indicate that your branch was identified as having a large allocation to our New York AMT-Free Quality Municipal Income Fund (NRK) and we wanted to make you aware of a pending proxy that requires a shareholder vote. NRK has been subject to shareholder activism and is at risk of investment management change. An activist investor is trying to fire Nuveen as the investment manager and to install their own hand-picked nominees to the fund’s board. NRK has been delivering high levels of tax-exempt income for 22 years, it continues to be the largest NY-specific state muni CEF fund in the industry, and it’s #2 in terms of performance on share price YTD (through 6/12). We hope you will help us encourage advisors at your branch to vote the proxies they are receiving in a manner that is consistent with their needs. If you are able to share names of any advisors that would like to have a conversation about this proposal, we would welcome the opportunity to reach out to them directly on this important matter.